UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2018

Date of reporting period :	January 1, 2018 — December 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust
Putnam VT Research Fund

Annual report
12 | 31 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper reports like this one in the mail from the insurance provider that offers your variable annuity contract or variable life insurance policy unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 7, 2019

Dear Shareholder:

Global financial markets encountered challenges in the final months of 2018. December was difficult for stock markets worldwide, and most major indexes finished the year with losses. Among the issues that contributed to the downturn were uncertainty about monetary policy, a slowing Chinese economy, and the U.S.–China trade dispute. Fixed-income markets were less volatile than stocks, and higher quality bonds benefited from a flight to safety amid the turmoil.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with a financial advisor.

Thank you for investing with Putnam.

Performance summary (as of 12/31/18)

Investment objective

Capital appreciation

Net asset value December 31, 2018

Class IA: $25.60	Class IB: $25.49

Total return at net asset value

(as of 12/31/18)*	Class IA shares†	Class IB shares†	S&P 500 Index
1 year	–4.51%	–4.71%	–4.38%
5 years	48.14	46.31	50.33
Annualized	8.18	7.91	8.49
10 years	259.38	250.40	243.04
Annualized	13.65	13.36	13.12
Life	237.21	221.40	262.02
Annualized	6.19	5.93	6.56

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Recent performance may have benefited from one or more legal settlements.

† Class inception date: September 30, 1998.

The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Research Fund	1

Report from your fund’s managers

How would you describe the investing environment for the 12-month reporting period ended December 31, 2018?

The reporting period began after the close of 2017, which was a rather remarkable year for the U.S. stock market. Major indexes posted dozens of record closes with historically low levels of volatility. Most sectors advanced in 2017 despite a number of political and economic uncertainties that could have disrupted the market’s momentum. In early 2018, however, a sharp downturn pushed the U.S. equity market into a correction, which is defined as a drop of more than 10% from a recent high. This was followed by a series of market ups and downs that began to challenge investor confidence. Investors were less willing to shrug off risks, which included slightly less robust growth in Europe, a slowing economy in China, and an escalating U.S.–China trade conflict. The final months of 2018 brought heightened volatility and incurred double-digit annual losses for many major indexes.

How did Putnam VT Research Fund perform in this environment?

For the 12 months ended December 31, 2018, the fund’s class IA shares returned –4.51%, slightly underperforming the fund’s benchmark, the S&P 500 Index, which returned –4.38%.

How was the fund positioned during the reporting period?

Putnam VT Research Fund relies on a team of analysts to perform fundamental research on individual companies based on their area of expertise. Portfolio construction represents an aggregate of our team’s best ideas. During the period, we reduced the total number of companies in the portfolio. By reducing name count, we were able to put more assets behind our top stock picks and further differentiate the fund from its benchmark. During the period, we also implemented tools to reduce biases that might reflect market factors, such as favoring a particular investment style or sector. As such, we positioned the portfolio to be less sensitive to general market fluctuations and more focused on stock-specific risk.

What were some specific contributors and detractors to fund performance?

Among the fund’s top contributors were Orbotech and Everbridge, both of which were not held in the benchmark. An overweight position in Coca-Cola and an underweight position in General Electric [GE], which faced headwinds over the period, also aided results. Top detractors to fund performance included overweight positions in DXC Technology, Activision Blizzard, and Applied Materials, each of which underperformed over the period. We sold our positions in Applied Materials, GE, and Orbotech during the period.

How did the fund use derivatives?

We used forward currency contracts in an effort to hedge foreign exchange risk. These derivatives had a positive impact on overall results.

What is your outlook for U.S. equities?

Following a challenging second half of 2018, we begin 2019 with an optimistic view on the U.S. equities market. We believe economic indicators in the United States will remain positive, including tailwinds from corporate tax-rate reform and continued growth in consumer discretionary spending. At the same time, we believe global trading tensions will remain a top concern for equity investors going forward. As of December 2018, the trade dispute between China and the United States had shown signs of de-escalating, with the two governments agreeing to postpone any additional tariffs for a period of 90 days. We believe the fund’s sector-neutral approach can provide some protection from downdrafts in the global economy. We may see some pockets of economic slowdown in the United States, but we believe we are unlikely to experience a recession in 2019.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Chief Investment Officer, Equities. He joined Putnam in 2011 and has been in the investment industry since 2000.

In addition to Aaron, your fund’s managers are Jacquelyne J. Cavanaugh; Kathryn B. Lakin; Andrew N. O’Brien, CFA; and Walter D. Scully, CPA.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2	Putnam VT Research Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/18 to 12/31/18. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/17	0.81%	1.06%
Annualized expense ratio for the six-month
period ended 12/31/18*	0.81%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000
Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/18		ended 12/31/18
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.93	$5.14	$4.13	$5.40
Ending value
(after
expenses)	$924.50	$923.60	$1,021.12	$1,019.86

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Research Fund	3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT Research Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Research Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

4	Putnam VT Research Fund

The fund’s portfolio 12/31/18

COMMON STOCKS (98.5%)*	Shares	Value
Aerospace and defense (1.5%)
Boeing Co. (The)	1,340	$432,150
Textron, Inc.	4,411	202,862
		635,012
Automobiles (1.2%)
General Motors Co.	14,678	490,979
		490,979
Banks (5.4%)
Bank of America Corp.	36,307	894,604
Citigroup, Inc.	11,151	580,521
JPMorgan Chase & Co.	4,231	413,030
Wells Fargo & Co.	7,485	344,909
		2,233,064
Beverages (2.7%)
Coca-Cola Co. (The)	18,598	880,615
PepsiCo, Inc.	2,225	245,818
		1,126,433
Biotechnology (2.7%)
AbbVie, Inc.	1,226	113,025
Amgen, Inc.	1,227	238,860
Biogen, Inc. †	782	235,319
Celgene Corp. †	2,116	135,614
Gilead Sciences, Inc.	1,949	121,910
Regeneron Pharmaceuticals, Inc. †	214	79,929
Vertex Pharmaceuticals, Inc. †	1,264	209,457
		1,134,114
Building products (0.6%)
Fortune Brands Home & Security, Inc.	862	32,747
Johnson Controls International PLC	7,905	234,383
		267,130
Capital markets (4.9%)
Apollo Global Management, LLC Class A	1,530	37,546
BlackRock, Inc.	690	271,046
E*Trade Financial Corp.	7,296	320,148
Goldman Sachs Group, Inc. (The)	2,606	435,332
Intercontinental Exchange, Inc.	2,713	204,370
KKR & Co., Inc. Class A	21,905	429,995
Raymond James Financial, Inc.	4,184	311,331
		2,009,768
Chemicals (2.6%)
Celanese Corp.	302	27,171
DowDuPont, Inc.	8,608	460,356
Ecolab, Inc.	330	48,626
FMC Corp.	2,533	187,341
RPM International, Inc.	466	27,391
Sherwin-Williams Co. (The)	744	292,734
W.R. Grace & Co.	727	47,190
		1,090,809
Commercial services and supplies (0.8%)
Waste Connections, Inc.	4,431	329,002
		329,002
Construction materials (0.3%)
Summit Materials, Inc. Class A †	8,846	109,690
		109,690
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15,
cost $24,222) (Private) † ∆∆ F	8,499	18,223
		18,223
Containers and packaging (0.3%)
Ball Corp.	3,089	142,032
		142,032

COMMON STOCKS (98.5%)* cont.	Shares	Value
Diversified telecommunication services (1.5%)
AT&T, Inc.	11,530	$329,066
Verizon Communications, Inc.	4,875	274,073
		603,139
Electric utilities (2.9%)
American Electric Power Co., Inc.	5,503	411,294
Duke Energy Corp.	2,257	194,779
Edison International	855	48,538
Exelon Corp.	6,688	301,629
NextEra Energy, Inc.	1,271	220,925
PG&E Corp. †	607	14,416
		1,191,581
Electrical equipment (1.1%)
Emerson Electric Co.	7,545	450,814
		450,814
Entertainment (3.4%)
Activision Blizzard, Inc.	9,340	434,964
Live Nation Entertainment, Inc. †	3,046	150,016
NCSOFT Corp. (South Korea)	619	259,344
NetEase, Inc. ADR (China)	1,099	258,672
Twenty-First Century Fox, Inc. Class A	6,245	300,509
		1,403,505
Equity real estate investment trusts (REITs) (0.9%)
Gaming and Leisure Properties, Inc.	5,556	179,514
SBA Communications Corp. †	1,245	201,553
		381,067
Food and staples retail (2.1%)
BJ’s Wholesale Club Holdings, Inc. † S	8,784	194,653
Costco Wholesale Corp.	912	185,784
Walgreens Boots Alliance, Inc.	2,138	146,090
Walmart, Inc.	3,740	348,381
		874,908
Food products (1.2%)
Hershey Co. (The)	2,439	261,412
McCormick & Co., Inc. (non-voting shares) S	1,604	223,341
		484,753
Health-care equipment and supplies (5.0%)
Baxter International, Inc.	2,968	195,354
Becton Dickinson and Co. (BD)	2,001	450,865
Boston Scientific Corp. †	3,702	130,829
Cooper Cos., Inc. (The)	705	179,423
Danaher Corp.	6,295	649,140
Edwards Lifesciences Corp. †	735	112,580
ICU Medical, Inc. †	734	168,548
Intuitive Surgical, Inc. †	408	195,399
		2,082,138
Health-care providers and services (2.1%)
Cigna Corp.	2,302	437,196
UnitedHealth Group, Inc.	1,725	429,732
		866,928
Hotels, restaurants, and leisure (2.4%)
Chipotle Mexican Grill, Inc. †	471	203,373
Hilton Worldwide Holdings, Inc.	3,836	275,425
MGM Resorts International	4,212	102,183
Wynn Resorts, Ltd.	1,824	180,412
Yum China Holdings, Inc. (China)	6,699	224,617
		986,010
Household products (2.2%)
Clorox Co. (The)	1,408	217,029
Procter & Gamble Co. (The)	7,455	685,264
		902,293
Independent power and renewable electricity producers (0.7%)
NRG Energy, Inc.	7,328	290,189
		290,189

Putnam VT Research Fund	5

COMMON STOCKS (98.5%)* cont.	Shares	Value
Industrial conglomerates (2.4%)
Honeywell International, Inc.	4,730	$624,928
Roper Technologies, Inc.	1,348	359,269
		984,197
Insurance (2.8%)
American International Group, Inc.	5,716	225,268
Assured Guaranty, Ltd.	9,295	355,813
Chubb, Ltd.	1,276	164,834
Prudential PLC (United Kingdom)	21,741	388,509
		1,134,424
Interactive media and services (5.0%)
Alphabet, Inc. Class A †	1,215	1,269,626
Facebook, Inc. Class A †	5,121	671,312
Tencent Holdings, Ltd. (China)	3,550	140,719
		2,081,657
Internet and direct marketing retail (3.7%)
Alibaba Group Holding, Ltd. ADR (China) † S	376	51,538
Amazon.com, Inc. †	797	1,197,070
Booking Holdings, Inc. †	158	272,142
		1,520,750
IT Services (3.9%)
DXC Technology Co.	6,051	321,732
Fidelity National Information Services, Inc.	1,695	173,822
First Data Corp. Class A †	10,838	183,271
GoDaddy, Inc. Class A †	1,715	112,538
Visa, Inc. Class A S	6,058	799,293
		1,590,656
Life sciences tools and services (0.4%)
Mettler-Toledo International, Inc. †	307	173,633
		173,633
Machinery (0.9%)
Deere & Co.	893	133,209
Fortive Corp.	3,248	219,760
		352,969
Media (1.3%)
Charter Communications, Inc. Class A †	928	264,452
Comcast Corp. Class A	7,856	267,497
		531,949
Metals and mining (0.1%)
Alcoa Corp. †	2,044	54,330
		54,330
Multi-utilities (0.6%)
CenterPoint Energy, Inc.	2,725	76,927
Dominion Energy, Inc. S	2,115	151,138
		228,065
Oil, gas, and consumable fuels (5.9%)
Anadarko Petroleum Corp.	3,607	158,131
BP PLC (United Kingdom)	103,570	654,705
Cairn Energy PLC (United Kingdom) †	57,096	109,162
Cenovus Energy, Inc. (Canada)	64,909	456,436
ConocoPhillips	2,733	170,403
Enterprise Products Partners LP	8,628	212,163
Exxon Mobil Corp.	4,330	295,263
Kinder Morgan, Inc.	18,875	290,298
Noble Energy, Inc.	4,039	75,772
		2,422,333
Pharmaceuticals (4.3%)
Bristol-Myers Squibb Co.	1,004	52,188
Eli Lilly & Co.	2,345	271,363
Jazz Pharmaceuticals PLC †	1,236	153,215
Johnson & Johnson	2,796	360,824
Merck & Co., Inc.	6,946	530,744
Pfizer, Inc.	9,706	423,667
		1,792,001

COMMON STOCKS (98.5%)* cont.	Shares	Value
Road and rail (1.7%)
Norfolk Southern Corp.	1,543	$230,740
Union Pacific Corp.	3,294	455,330
		686,070
Semiconductors and semiconductor equipment (3.7%)
Intel Corp.	7,726	362,581
NXP Semiconductors NV	4,943	362,223
ON Semiconductor Corp. †	12,641	208,703
Qualcomm, Inc.	10,327	587,710
		1,521,217
Software (6.5%)
Adobe, Inc. †	1,897	429,177
Everbridge, Inc. † S	3,297	187,138
Microsoft Corp.	16,065	1,631,721
Salesforce.com, Inc. †	3,262	446,796
		2,694,832
Specialty retail (3.0%)
Advance Auto Parts, Inc.	722	113,686
Burlington Stores, Inc. †	540	87,842
Home Depot, Inc. (The)	4,268	733,328
O’Reilly Automotive, Inc. †	238	81,951
TJX Cos., Inc. (The)	5,023	224,729
		1,241,536
Technology hardware, storage, and peripherals (2.7%)
Apple, Inc.	7,003	1,104,653
		1,104,653
Textiles, apparel, and luxury goods (0.7%)
NIKE, Inc. Class B	3,813	282,696
		282,696
Trading companies and distributors (0.4%)
Yellow Cake PLC (United Kingdom) †	60,111	175,454
		175,454

Total common stocks (cost $39,491,952)		$40,677,003

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $66) (Private) † ∆∆ F	23	$49
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $1,266) (Private) † ∆∆ F	402	953
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $2,973) (Private) † ∆∆ F	584	2,236
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $4,311) (Private) † ∆∆ F	847	3,243
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $2,416) (Private) † ∆∆ F	440	1,817
Oportun Financial Corp. Ser. F, 8.00% cv. pfd.
(acquired 6/23/15, cost $7,296) (Private) † ∆∆ F	950	5,489
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $20,463) (Private) † ∆∆ F	7,180	15,395
Oportun Financial Corp. Ser. G, 8.00% cv. pfd.
(acquired 6/23/15, cost $25,875) (Private) † ∆∆ F	9,079	19,467
Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15, cost $39,489) (Private) † ∆∆ F	13,869	29,707
Total convertible preferred stocks (cost $104,155)		$78,356

		Principal amount/
SHORT-TERM INVESTMENTS (4.9%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.58% [d]	Shares	1,366,675	$1,366,675
Putnam Short Term Investment
Fund 2.58% L	Shares	601,065	601,065
U.S. Treasury Bills 2.537%, 6/6/19 #		$32,000	31,663
U.S. Treasury Bills 2.379%, 3/7/19 #		5,000	4,979
Total short-term investments (cost $2,004,376)			$2,004,382

Total investments (cost $41,600,483)			$42,759,741

6	Putnam VT Research Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OTC	Over-the-counter

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2018 through December 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $41,301,929.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $96,579, or 0.2% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $36,643 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $11 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/18 (aggregate face value $2,503,637)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/20/19	$142,903	$143,322	$419
	Euro	Buy	3/20/19	18,450	18,344	106
Barclays Bank PLC
	British Pound	Sell	3/20/19	183,331	184,777	1,446
Goldman Sachs International
	British Pound	Sell	3/20/19	401,459	402,186	727
	Canadian Dollar	Sell	1/16/19	1,685	10,358	8,673
	Chinese Yuan (Offshore)	Sell	2/20/19	668,313	659,053	(9,260)
JPMorgan Chase Bank N.A.
	British Pound	Sell	3/20/19	399,668	400,448	780
	Canadian Dollar	Sell	1/16/19	412,984	446,403	33,419
	Norwegian Krone	Buy	3/20/19	1,172	1,198	(26)
	South Korean Won	Sell	2/20/19	239,371	237,189	(2,182)
State Street Bank and Trust Co.
	Israeli Shekel	Buy	1/16/19	348	359	(11)
Unrealized appreciation						45,570
Unrealized (depreciation)						(11,479)
Total						$34,091

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES
CONTRACTS	Number				Unrealized
OUTSTANDING	of	Notional		Expiration	appreciation/
at 12/31/18	contracts	amount	Value	date	(depreciation)
S&P 500 Index
E-Mini (Long)	4	$501,370	$501,040	Mar-19	$(21,921)
Unrealized appreciation					—
Unrealized (depreciation)					(21,921)
Total					$(21,921)

Putnam VT Research Fund	7

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/18
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$535,289	$524,328	$—	12/15/20	1 month USD-LIBOR-	Russell 2000 Total Return	$11,296
				BBA minus 0.58% —	Index — Monthly
				Monthly
Upfront premium received		—		Unrealized appreciation		11,296
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total		$11,296

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$4,220,187	$400,063	$—
Consumer discretionary	4,521,971	—	—
Consumer staples	3,388,387	—	—
Energy	2,422,333	—	—
Financials	5,377,256	—	18,223
Health care	6,048,814	—	—
Industrials	3,880,648	—	—
Information technology	6,911,358	—	—
Materials	1,396,861	—	—
Real estate	381,067	—	—
Utilities	1,709,835	—	—
Total common stocks	40,258,717	400,063	18,223
Convertible preferred stocks	—	—	78,356
Short-term investments	601,065	1,403,317	—
Totals by level	$40,859,782	$1,803,380	$96,579

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$34,091	$—
Futures contracts	(21,921)	—	—
Total return swap contracts	—	11,296	—
Totals by level	$(21,921)	$45,387	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8	Putnam VT Research Fund

Statement of assets and liabilities
12/31/18

Assets
Investment in securities, at value, including $1,347,907 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $39,632,743)	$40,792,001
Affiliated issuers (identified cost $1,967,740) (Notes 1 and 5)	1,967,740
Cash	2,941
Foreign currency (cost $79) (Note 1)	79
Dividends, interest and other receivables	68,102
Receivable for shares of the fund sold	2,268
Receivable for investments sold	261
Receivable for variation margin on futures contracts (Note 1)	3,840
Unrealized appreciation on forward currency contracts (Note 1)	45,570
Unrealized appreciation on OTC swap contracts (Note 1)	11,296
Total assets	42,894,098

Liabilities
Payable for investments purchased	22,554
Payable for shares of the fund repurchased	43,747
Payable for compensation of Manager (Note 2)	19,858
Payable for custodian fees (Note 2)	16,793
Payable for investor servicing fees (Note 2)	4,811
Payable for Trustee compensation and expenses (Note 2)	57,271
Payable for administrative services (Note 2)	450
Payable for distribution fees (Note 2)	4,373
Unrealized depreciation on forward currency contracts (Note 1)	11,479
Collateral on securities loaned, at value (Note 1)	1,366,675
Other accrued expenses	44,158
Total liabilities	1,592,169

Net assets	$41,301,929

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$34,789,649
Total distributable earnings (Note 1)	6,512,280
Total — Representing net assets applicable to capital shares outstanding	$41,301,929

Computation of net asset value Class IA
Net assets	$18,198,055
Number of shares outstanding	710,866
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$25.60

Computation of net asset value Class IB
Net assets	$23,103,874
Number of shares outstanding	906,538
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$25.49

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund	9

Statement of operations
Year ended 12/31/18

Investment income
Dividends (net of foreign tax of $6,389)	$789,548
Interest (including interest income of $12,852 from investments in affiliated issuers) (Note 5)	13,271
Securities lending (net of expenses) (Notes 1 and 5)	4,364
Total investment income	807,183

Expenses
Compensation of Manager (Note 2)	264,395
Investor servicing fees (Note 2)	33,548
Custodian fees (Note 2)	29,721
Trustee compensation and expenses (Note 2)	2,211
Distribution fees (Note 2)	65,944
Administrative services (Note 2)	1,343
Auditing and tax fees	33,724
Other	24,029
Total expenses	454,915

Expense reduction (Note 2)	(1,454)
Net expenses	453,461

Net investment income	353,722

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	4,890,331
Foreign currency transactions (Note 1)	(1,621)
Forward currency contracts (Note 1)	130,666
Futures contracts (Note 1)	3,463
Swap contracts (Note 1)	(5,655)
Written options (Note 1)	8,006
Total net realized gain	5,025,190
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(7,168,616)
Assets and liabilities in foreign currencies	(148)
Forward currency contracts	33,710
Futures contracts	(24,018)
Swap contracts	15,832
Written options	(1,695)
Total change in net unrealized depreciation	(7,144,935)

Net loss on investments	(2,119,745)

Net decrease in net assets resulting from operations	$(1,766,023)

The accompanying notes are an integral part of these financial statements.

10	Putnam VT Research Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/18	12/31/17
Increase (decrease) in net assets
Operations:
Net investment income	$353,722	$336,459
Net realized gain on investments and foreign currency transactions	5,025,190	6,746,055
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(7,144,935)	3,156,053
Net increase (decrease) in net assets resulting from operations	(1,766,023)	10,238,567
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	—	(193,986)
Class IB	—	(174,138)
Increase in capital from settlement payments	—	5,525
Decrease from capital share transactions (Note 4)	(6,971,746)	(6,235,437)
Total increase (decrease) in net assets	(8,737,769)	3,640,531
Net assets:
Beginning of year	50,039,698	46,399,167
End of year (Note 1)	$41,301,929	$50,039,698

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund	11

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/18	$26.81	.24	(1.45)	(1.21)	—	—	—	$25.60	(4.51)	$18,198.81		.88	76
12/31/17	21.87	.20	4.95[e]	5.15	(.21)	(.21)	—[f,g]	26.81	23.70[e]	22,460.81		.83	94
12/31/16	20.19	.22	1.83	2.05	(.37)	(.37)	—	21.87	10.32	20,597	.82 [h]	1.10[h]	80
12/31/15	20.76	.20	(.45)	(.25)	(.32)	(.32)	—	20.19	(1.29)	20,684.81		.98	90
12/31/14	18.22	.21	2.53	2.74	(.20)	(.20)	—	20.76	15.17	24,359.83		1.11	94
Class IB
12/31/18	$26.75	.17	(1.43)	(1.26)	—	—	—	$25.49	(4.71)	$23,104	1.06	.63	76
12/31/17	21.83	.14	4.93[e]	5.07	(.15)	(.15)	—[f,g]	26.75	23.34[e]	27,580	1.06	.58	94
12/31/16	20.15	.17	1.82	1.99	(.31)	(.31)	—	21.83	10.03	25,802	1.07[h]	.85[h]	80
12/31/15	20.71	.15	(.45)	(.30)	(.26)	(.26)	—	20.15	(1.50)	26,949	1.06	.73	90
12/31/14	18.18	.17	2.51	2.68	(.15)	(.15)	—	20.71	14.86	31,372	1.08	.87	94

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a non-recurring litigation payment received by the fund from Household International which amounted to the following amounts per share outstanding on May 8, 2017:

Per share
Class IA	$0.33
Class IB	0.33

This payment resulted in an increase to total returns of 1.52% for the period ended December 31, 2017.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

h Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

12	Putnam VT Research Fund

Notes to financial statements 12/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2018 through December 31, 2018.

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received.

Putnam VT Research Fund	13

Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge market risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of

14	Putnam VT Research Fund

the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $11 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,366,675 and the value of securities loaned amounted to $1,347,907.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $148,397 to increase undistributed net investment income, $13,288 to decrease paid-in capital and $135,109 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$4,967,952
Unrealized depreciation	(3,882,862)
Net unrealized appreciation	1,085,090
Undistributed ordinary income	551,659
Undistributed long-term gain	4,086,260
Undistributed short-term gain	789,269
Cost for federal income tax purposes	$41,698,117

For the fiscal year ended December 31, 2017, the fund had undistributed net investment income of $4,154.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 43.3% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.551% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not

Putnam VT Research Fund	15

manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$14,906
Class IB	18,642
Total	$33,548

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $135 under the expense offset arrangements and by $1,319 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $35, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities (Long-term)	$35,836,109	$42,102,235
U.S. government securities
(Long-term)	—	—
Total	$35,836,109	$42,102,235

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/18		Year ended 12/31/17		Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	16,702	$468,638	28,317	$676,853	47,202	$1,307,311	27,232	$656,578
Shares issued in connection with
reinvestment of distributions	—	—	8,347	193,986	—	—	7,493	174,138
	16,702	468,638	36,664	870,839	47,202	1,307,311	34,725	830,716
Shares repurchased	(143,720)	(3,988,171)	(140,461)	(3,429,416)	(171,577)	(4,759,524)	(185,641)	(4,507,576)
Net decrease	(127,018)	$(3,519,533)	(103,797)	$(2,558,577)	(124,375)	$(3,452,213)	(150,916)	$(3,676,860)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/17	Purchase cost	Sale proceeds	Investment income	12/31/18
Short-term investments
Putnam Cash Collateral Pool, LLC*	$1,034,875	$9,116,805	$8,785,005	$12,820	$1,366,675
Putnam Short Term Investment
Fund**	389,685	9,665,033	9,453,653	12,852	601,065
Total Short-term investments	$1,424,560	$18,781,838	$18,238,658	$25,672	$1,967,740

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

16	Putnam VT Research Fund

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$17,000
Written equity option contracts (contract amount)	$17,000
Futures contracts (number of contracts)	5
Forward currency contracts (contract amount)	$3,700,000
OTC total return swap contracts (notional)	$950,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$45,570	Payables	$11,479
			Payables, Net assets —
			Unrealized
Equity contracts	Receivables	11,296	depreciation	21,921*
Total		$56,866		$33,400

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$130,666	$—	$130,666
Equity contracts	(11,588)	3,463	—	(5,655)	$(13,780)
Total	$(11,588)	$3,463	$130,666	$(5,655)	$116,886

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$33,710	$—	$33,710
Equity contracts	4,317	(24,018)	—	15,832	$(3,869)
Total	$4,317	$(24,018)	$33,710	$15,832	$29,841

Putnam VT Research Fund	17

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

				JPMorgan	Merrill Lynch,	State Street
	Bank of	Barclays Bank	Goldman Sachs	Chase	Pierce, Fenner	Bank and
	America N.A.	PLC	International	Bank N.A.	& Smith, Inc.	Trust Co.	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$11,296	$—	$—	$—	$11,296
Futures contracts§	—	—	—	—	3,840	—	3,840
Forward currency contracts#	525	1,446	9,400	34,199	—	—	45,570
Total Assets	$525	$1,446	$20,696	$34,199	$3,840	$—	$60,706
Liabilities:
OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—
Futures contracts§	—	—	—	—	—	—	—
Forward currency contracts#	—	—	9,260	2,208	—	11	11,479
Total Liabilities	$—	$—	$9,260	$2,208	$—	$11	$11,479
Total Financial and Derivative
Net Assets	$525	$1,446	$11,436	$31,991	$3,840	$(11)	$49,227
Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—
Net amount	$525	$1,446	$11,436	$31,991	$3,840	$(11)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $36,643.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $4,494,718 as a capital gain dividend with respect to the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

18	Putnam VT Research Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Great Lakes Science Center; College Now Greater Cleveland	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation	
Dr. Paul L. Joskow Born 1947 Trustee since 1997	Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts, and former Director of Beth Israel Deaconess Care Organization. Until November 2010, Director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.	None

Putnam VT Research Fund	19

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2018, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Head of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Assistant Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer	Denere P. Poulack (Born 1968)
Chief Compliance Officer, Putnam Investments	Since 2007	Assistant Vice President, Assistant Clerk,
and Putnam Management	Head of Accounting, Middle Office, & Control	and Assistant Treasurer
	Services, Putnam Investments and	Since 2004
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

20	Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisors	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	Robert E. Patterson
George Putnam, III
The Putnam Advisory Company, LLC	Legal Counsel	Robert L. Reynolds
100 Federal Street	Ropes & Gray LLP	Manoj P. Singh
Boston, MA 02110
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Research Fund	21

This report has been prepared for the shareholders	H520
of Putnam VT Research Fund.	VTAN067 314989 2/19

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2018	$28,190	$ —	$5,539	$ —
December 31, 2017	$31,191	$ —	$8,949	$68

For the fiscal years ended December 31, 2018 and December 31, 2017, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $622,021 and $391,547 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2018	$ —	$616,482	$ —	$ —

December 31, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2019